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                         DEBT SERVICE RESERVE AGREEMENT

          THIS DEBT SERVICE RESERVE AGREEMENT ("Agreement") is made as of the 3rd day of August, 1998, by and between EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership, having an address at 1000 El Conquistador Avenue, Las Croabas, Fajardo, Puerto Rico 00738 ("Borrower") and CITICORP REAL ESTATE, INC., a Delaware corporation, having an address at 599 Lexington Avenue, New York, New York 10043 ("Lender").

                                    RECITALS:

          A. Lender is the owner and holder of certain reimbursement obligations in the principal amount of $90,000,000 (collectively, the "Reimbursement Obligations") which are outstanding pursuant to a Letter of Credit and Reimbursement Agreement dated as of February 7, 1991, by and between The Bank of Tokyo-Mitsubishi, Ltd. (f/k/a The Mitsubishi Bank, Limited) ("Mitsubishi") and the Borrower (as heretofore amended and as amended on the date hereof by the Modification Agreement (as hereinafter defined), the "Reimbursement Agreement").

          B. The Reimbursement Obligations are secured, in part, by certain Collateral Pledge Agreements more particularly described in the Reimbursement Agreement (collectively, the "Security Instruments") and by certain other notes, deeds of mortgage, assignments, guaranties and other documents and instruments executed in connection with the Reimbursement Agreement (including the Modification Agreement) or otherwise with respect to the Reimbursement Obligations (collectively, the "Other Security Documents").

          C. At the request of Borrower and pursuant to the terms of that certain Assignment and Modification Agreement, dated as of even date herewith, by and among the Lender, the Borrower, Mitsubishi and certain other parties (the "Modification Agreement"), the terms for payment of the Reimbursement Obligations is being extended and certain terms and provisions of the Reimbursement Agreement, the Security Instruments and the Other Security Documents, among other things, are being amended and modified at the request of the Borrower (the Reimbursement Agreement, the Security Instruments, the Other Security Documents and each of the other documents evidencing, securing or otherwise relating to the Reimbursement Obligations or any of the foregoing documents are hereinafter sometimes collectively referred to as the "Loan Documents").

          D. Lender requires as a condition to its entering into the Modification Agreement and modifying the Reimbursement Obligations that Borrower enter into this Agreement and make certain deposits with Lender as provided in this Agreement as additional security for all of Borrower's obligations under the Reimbursement Agreement, the Security Instruments and the other Loan Documents.




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                                   AGREEMENT:

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Deposits to the Debt Service Reserve.

          (a) Concurrently with the execution of this Agreement, Borrower shall deposit with Lender the sum of $1,800,000 (the "Initial Deposit"; the Initial Deposit and the Additional Deposit (as hereinafter defined) are hereinafter sometimes collectively referred to as the "Debt Service Reserve Fund").

          (b) Upon receipt of the Initial Deposit and the Additional Deposit, Lender shall deposit the same, as received, in an interest-bearing escrow account (the "Debt Service Reserve"). Borrower hereby acknowledges and confirms that (i) the Debt Service Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Lender; (ii) Lender or its designee shall have the sole right to make withdrawals from the Debt Service Reserve; and
(iii) Lender shall have no responsibility or liability for the amount of interest earned on the Debt Service Reserve. All interest earned from investment of the funds deposited in the Debt Service Reserve shall be credited to the Debt Service Reserve. Borrower shall include and report such interest in its income for Federal, state, commonwealth and local income and franchise tax purposes.

          (c) In the event Borrower requests an extension of the term for payment of the Reimbursement Obligations pursuant to the provisions of the Reimbursement Agreement, as modified by the Modification Agreement, then (i) on or prior to the date on which Borrower delivers notice of such extension to Lender, Borrower shall cause to be deposited with Lender, for further deposit by Lender into the Debt Service Reserve, an amount to be held in the Debt Service Reserve pursuant to the terms of this Agreement equal to $1,800,000 (the "First Additional Deposit") and (ii) on or prior to December 1, 1998, Borrower shall cause to be deposited with Lender, for further deposit by Lender into the Debt Service Reserve, an amount to be held in the Debt Service Reserve pursuant to the terms of this Agreement equal to $600,000 (the "Second Additional Deposit"; the First Additional Deposit and the Second Additional Deposit are sometimes collectively referred to herein as the "Additional Deposit")


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          2. Pledge of Debt Service Reserve.

          As additional security for the payment of all sums due under the Reimbursement Agreement and the other Loan Documents and the performance by Borrower of its obligations thereunder, Borrower hereby pledges, assigns and grants to Lender a continuing perfected security interest (to the extent Lender maintains possession of same) in and to and a first lien upon, the Debt Service Reserve Fund and the Debt Service Reserve; provided that, Lender shall make disbursements from the Debt Service Reserve in accordance with the terms of this Agreement.

          3. Disbursements from Debt Service Reserve.

          On the first day of each month during the term of the Reimbursement Agreement or on the Maturity Date, Lender shall, at Borrower's written request, apply sums then present in the Debt Service Reserve towards the payment of interest on the Reimbursement Amount (as such term is defined in the Modification Agreement) in the amount specified by Borrower in Borrower's request, provided however that Lender has no obligation to apply, and Borrower has no right to receive, any amount in excess of the balance of Debt Service Reserve on the date of such request, and provided further that Borrower may request the application of funds in the Debt Service Reserve no more than one
(1) time during any calendar month; provided, that, Borrower may also request that funds in the Debt Service Reserve be applied to the outstanding Reimbursement Obligations on the Maturity Date. Notwithstanding the foregoing, in the event that the funds in the Debt Service Reserve are insufficient to make such payment, Borrower shall not be relieved of its obligations under the Reimbursement Agreement to make such payments.

          4. Default.

          4.1 Default Under this Agreement. Borrower shall be in default under this Agreement if (i) it fails to make the Additional Deposit or other payment required hereunder when due or (ii) it fails to comply with any provision of this Agreement and such failure is not cured within ten (10) calendar days after notice from Lender. Borrower understands that a default under this Agreement shall be deemed to be a default under the terms of the Reimbursement Agreement, the Modification Agreement and the other Loan Documents, and that in addition to the remedies specified in this Agreement, Lender shall be able to exercise all of its rights and remedies under the Reimbursement Agreement, the Modification Agreement, and the other Loan Documents upon a default. If a default occurs under the Reimbursement Agreement, the Modification Agreement, or any of the other Loan Documents, such event shall be deemed a default hereunder and Lender may at its option hold and apply the funds in the Debt Service Reserve as provided in Section 4.2 of this Agreement.


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          4.2 Application of Debt Service Reserve Upon Default. The funds held in the Debt Service Reserve are pledged as additional security for the Reimbursement Obligations and all other indebtedness and other obligations of the Borrower under the Reimbursement Agreement and each of the other Loan Documents (the "Obligations"). If Borrower defaults on any payment due under the Reimbursement Agreement or any of the other Loan Documents, or if Borrower defaults under any other provision in the Reimbursement Agreement, the Modification Agreement or under any provision in the Security Instruments, any of the other Loan Documents or this Agreement, then, upon any such default, Borrower shall not be entitled to receive any funds from the Debt Service Reserve and Lender may, in its sole and absolute discretion, use the Debt Service Reserve (or any portion thereof) for any purpose permitted under the Loan Documents, including, but not limited to (i) toward payment of the Obligations; provided, however, that such application of funds shall not cure or be deemed to cure any default; (ii) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such default; and/or (iii) payment of any amount expended in exercising all rights and remedies available to Lender at law or in equity or under this Agreement or under the Reimbursement Agreement, the Security Instruments or any of the other Loan Documents, all in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Debt Service Reserve Fund shall be in addition to all other rights and remedies provided to Lender under this Agreement, the Reimbursement Agreement, the Modification Agreement, the other Loan Documents, and at law or in equity.

          4.3 Borrower's Other Obligations. Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required under the Reimbursement Agreement or any of the other Loan Documents, except to the extent that payments required under the Reimbursement Agreement or the other Loan Documents are actually made pursuant to this Agreement.

          5. Insufficient Funds in the Debt Service Reserve. The insufficiency of any balance in the Debt Service Reserve shall not relieve Borrower from its obligations under the Reimbursement Agreement, the other Loan Documents and this Agreement.

          6. Remedies Cumulative. None of the rights and remedies herein conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights or remedies conferred upon or reserved to Lender under this Agreement or under the Reimbursement Agreement or any of the other Loan Documents or available to Lender at law or in equity, and each and every right or remedy shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

          7. Enforcement of Agreement. This Agreement is executed by Borrower and Lender for the benefit of Lender and its successors and assigns.

          8. Indemnification. Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses,


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damages, obligations and costs and expenses (including litigation costs and reasonable attorneys' fees and expenses) arising from or in any way connected with the holding, investing or disbursing of the Debt Service Reserve or the Debt Service Reserve Fund except for actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses caused by the gross negligence of Lender.

          9. No Third Party Beneficiary. This Agreement is intended solely for the benefit of Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in the Debt Service Reserve, the Debt Service Reserve Fund, this Agreement, the Reimbursement Agreement or any of the other Loan Documents. Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party, nor shall any third party have a right to enforce against Lender any right that Borrower may have under this Agreement.

          10. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

          11. Waivers.

          (a) Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Agreement, the Reimbursement Agreement, the Modification Agreement, any of the other Loan Documents, or the Reimbursement Obligations.

          (b) To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower.

          (c) Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to any and all of its obligations hereunder.

          (d) BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE OBLIGATIONS OR THE HOTEL (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND WITH RESPECT TO ANY CLAIM OR


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DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE
VOID OR VOIDABLE). THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS AGREEMENT.

          12. Choice of Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the Commonwealth of Puerto Rico and applicable laws of the United States of America, without regard to the principles of conflicts of laws.

          13. Termination of Debt Service Reserve. After payment in full of the Reimbursement Obligations and release by Lender of the lien of the Security Instruments, Lender shall disburse to Borrower all amounts remaining in the Debt Service Reserve.

          14. Notices. All notices or other written communications hereunder shall be given and become effective as provided in the Reimbursement Agreement.

          15. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          16. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

          17. Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or enforceable under the provisions of any applicable law.

          18. Inapplicable Provisions. If any term, covenant or condition of this Agreement or any application thereof is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          19. Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          20. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.


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          21. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          22. Definitions. The word "Lender" as used herein includes Lender and any and all of its agents. All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Reimbursement Agreement, as modified by the Modification Agreement.

          23. Sole Discretion of Lender. Wherever pursuant to this Agreement (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          24. Costs. Wherever pursuant to this Agreement it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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          IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.

                                BORROWER:

                                EL CONQUISTADOR PARTNERSHIP L.P., a
                                Delaware limited partnership

                                By:   Conquistador Holding, Inc., a Delaware
                                      corporation, its general partner



                                By: /s/ Larry M. Vitale
                                    ----------------------------------------
                                    Larry M. Vitale
                                    Vice President





                                LENDER:

                                CITICORP REAL ESTATE, INC.,
                                a Delaware corporation



                                By: /s/ Michael Chlopak
                                    ---------------------------------------
                                    Michael Chlopak
                                    Attorney-in-Fact


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